SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.     )

Filed by the registrant /*/
Filed by a party other than the registrant / /
Check the appropriate box:

/ /  Preliminary proxy statement

/*/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                  Dreyfus Strategic Municipals, Inc.
              ------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


                  Dreyfus Strategic Municipals, Inc.
                -----------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/ /  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:


     (2) Aggregate number of securities to which transactions applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*


     (4) Proposed maximum aggregate value of transaction:

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount previously paid:

     -------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

     -------------------------------------------------------------------

     (3) Filing party:

      ------------------------------------------------------------------

     (4) Date filed:

      ------------------------------------------------------------------


     * Set forth the amount on which the filing fee is calculated and state how it was determined.


Notes:

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Attention: 1934 Act Filings


Gentlemen:


Pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934, as amended, transmitted herewith for filing is a copy of definitive proxy materials for the annual meeting of stockholders of Dreyfus Strategic Municipals, Inc. The filing fee of $125 for the Fund was forwarded prior to filing the preliminary proxy materials.


It is estimated that proxy materials will be mailed to stockholders of record on or about March 3, 1995.





                 DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
                   DREYFUS STRATEGIC MUNICIPALS, INC.
                  -------------------------------------
                NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS
                  -------------------------------------
To the Stockholders:

         The Annual Meeting of Stockholders of each of Dreyfus Strategic Municipal Bond Fund, Inc. and Dreyfus Strategic Municipals, Inc. (each, a "Fund" and, collectively, the "Funds") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, on Friday, March 31, 1995 at the time set forth on Exhibit A to the Proxy Statement, for the following purposes:

         1. To elect Class Directors to serve for a specified term and until their successors are duly elected and qualified.
         2.  To ratify the selection of the Fund's independent auditors.
         3. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.
         Stockholders of record at the close of business on February 24, 1995 will be entitled to receive notice of and to vote at the meeting.
                                           By Order of the Board of Directors


                                                            John E. Pelletier
                                                            Secretary


New York, New York
February 21, 1995



        WE NEED YOUR PROXY VOTE IMMEDIATELY
        A STOCKHOLDER MAY THINK HIS VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF STOCKHOLDERS OF EACH FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE AFFECTED FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND(S) TO HOLD THE MEETING(S) AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.


               DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
                DREYFUS STRATEGIC MUNICIPALS, INC.
                      COMBINED PROXY STATEMENT
                      ------------------------
                  ANNUAL MEETING OF STOCKHOLDERS
               TO BE HELD ON FRIDAY, MARCH 31, 1995


         This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors of each of Dreyfus Strategic Municipal Bond Fund, Inc. and Dreyfus Strategic Municipals, Inc. (each, a "Fund" and, collectively, the "Funds") to be used at the Annual Meeting of Stockholders of each Fund to be held on Friday, March 31, 1995 at the time set forth on Exhibit A, at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, for the purposes set forth in the accompanying Notice of Annual Meetings of Stockholders. Stockholders of record at the close of business on February 24, 1995 are entitled to be present and to vote at the meeting. Each Fund share is entitled to one vote. Stockholders can vote only on matters affecting the Fund(s) of which they are stockholders. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy or by letter or telegram directed to the relevant Fund, which must indicate the stockholder's name. To be effective, such revocation must be received prior to the relevant Fund's meeting. In addition, any stockholder who attends a meeting in person may vote by ballot at the relevant Fund meeting, thereby canceling any proxy previously given. As of February 8, 1995, your Fund had outstanding the number of shares indicated on Exhibit A.


         It is estimated that proxy materials will be mailed to stockholders of record on or about February 28, 1995. The principal executive offices of each Fund are located at 200 Park Avenue, New York, New York 10166. COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144 OR BY CALLING TOLL-FREE 1-800-334-6899.


         Stockholders of each Fund will vote as a single class and will vote separately on each proposal on which stockholders of that Fund are entitled to vote. If a proposal is approved by stockholders of one Fund and disapproved by stockholders of the other Fund, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for the Fund that did not approve the proposal. Therefore, it is essential that stockholders who own shares in each Fund complete, date, sign and return each proxy card they receive.
                  PROPOSAL 1.ELECTION OF DIRECTORS


         Each Fund's Board of Directors is divided into three classes with the term of office of one class expiring each year. It is proposed that stockholders of each Fund consider the election of the individuals listed below (the "Nominees") as Directors of the indicated class of such Fund. With respect to Dreyfus Strategic Municipal Bond Fund, Inc. ("DSMB"), Mr.
Houminer, who has been a Director of DSMB since 1994, and Ms. Smith are to be elected as Class II Directors to serve for a three-year term and Mr. DiMartino is to be elected as a Class I Director to serve until DSMB's annual stockholders meeting to be held in 1997. With respect to Dreyfus Strategic Municipals, Inc. ("DSM"), Messrs. Carter and Leone, who have been Directors of DSM since 1988 and 1987, respectively, and Mr. DiMartino are to be elected as Class I Directors to serve for a three-year term and Ms. Smith is to be elected as a Class II Director to serve until DSM's annual stockholders meeting to be held in 1996. Messrs. Carter and Leone are also continuing
Class I Directors of DSMB and Mr. Houminer is also a continuing Class II Director of DSM. Each Nominee has consented to being named in this proxy statement and has agreed to serve as a Director of the indicated Fund if elected. Biographical information about each Nominee is set forth below. Biographical information about each Fund's other continuing Directors and other relevant information is set forth on Exhibit A.


                                    1

NAME, PRINCIPAL OCCUPATION AND
BUSINESS EXPERIENCE FOR PAST FIVE YEARS                                              AGE
- ---------------------------------------                                             -----


HODDING CARTER, III -- CLASS I DIRECTOR OF DSM ONLY                                   59
         President of MainStreet, a television production company. Since 1991, a syndicated columnist for United Media - NEA.
From 1985 to 1986, he was editor and chief correspondent of "Capitol
Journal," a weekly Public Broadcasting System ("PBS") series on Congress.
From 1981 to 1984, he was anchorman and chief correspondent for PBS' "Inside
Story," a regularly scheduled half-hour critique of press performance. From
1977 to July 1, 1980, Mr. Carter served as Assistant Secretary of State for
Public Affairs and as Department of State spokesman. He is also a Board member of seven other funds in the Dreyfus Family of Funds. His address is
c/o MainStreet, 918 Sixteenth Street, N.W., Washington, D.C. 20006.




*JOSEPH S. DIMARTINO -- CLASS I DIRECTOR OF DSMB AND DSM                              51
         Since January 1995, Chairman of the Board of various funds in the
Dreyfus Family of Funds. For more than five years
prior thereto, he was President, a director and, until August 1994, Chief
Operating Officer of The Dreyfus Corporation ("Dreyfus"), each Fund's investment adviser, and Executive Vice President and a director of Dreyfus
Service Corporation, a wholly-owned subsidiary of Dreyfus. From August 24,
1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is also a director of Noel Group, Inc., a director and former Treasurer of
The National Muscular Dystrophy Association, and a trustee of Bucknell
University. He is also a Board member of 59 other funds in the Dreyfus Family of Funds. His address is 200 Park Avenue, New York, New York 10166.


EHUD HOUMINER -- CLASS II DIRECTOR DSMB ONLY                                          54
                                                                                    -----
         Since July 1991, Professor and Executive-in-Residence at the
Columbia Business School, Columbia University and, since February 1992, a consultant to Bear, Stearns & Co. Inc., investment bankers. He was President and Chief Executive Officer of Philip Morris USA, manufacturers of consumer products, from December 1988 until September 1990. He also is a director of
Avnet Inc. and a Board member of eight other funds in the Dreyfus Family of
Funds. His address is Columbia Business School, Columbia University, Uris
Hall, Room 526, New York, New York 10027.
RICHARD C. LEONE -- CLASS I DIRECTOR OF DSM ONLY                                      54
                                                                                    -----
         President of The Twentieth Century Fund, Inc., a tax exempt research foundation engaged in economic, political and social policy studies. From
April 1990 to March 1994, Chairman, and from April 1988 to March 1994, a
Commissioner of The Port Authority of New York and New Jersey. A member in
1985, and from January 1986 to January 1989, Managing Director of Dillon,
Read & Co. Inc. Mr. Leone is also a director of Resource Mortgage Capital,
Inc. He is also a Board member of seven other funds in the Dreyfus Family of
Funds. His address is 41 East 70th Street, New York, New York 10021.
ROBIN A. SMITH -- CLASS II DIRECTOR OF DSMB AND DSM                                   31
                                                                                    -----
         Since October 1993, Vice President, and from March 1992 to October
1993, Executive Director of One to One Partnership, Inc., a national non-profit organization that seeks to promote mentoring and economic empowerment for at-risk youths. From June 1986 to February 1992, she was an investment banker with Goldman, Sachs & Co. She is also a Trustee of Westover
School and a Board member of the Jacob A. Riis Settlement House and the
High/Scope Educational Research Foundation. Her address is 280 Park Avenue,
New York, New York 10010.
- -----------------------


* "Interested person" as defined in the Investment Company Act of 1940, as amended (the "Act").

                                      2


        In connection with the merger of Dreyfus and a subsidiary of Mellon Bank, N.A. on August 24, 1994, 33,698 shares of
Dreyfus common stock held by Mr. DiMartino under The Dreyfus Corporation Retirement Profit-Sharing Plan (the "Plan") were converted into 29,660 shares of common stock of Mellon Bank Corporation ("Mellon"), Mellon Bank, N.A.'s parent, having a market value of $58.375 per share on such date. In addition, two outstanding options separately granted in 1982 and 1989 to Mr. DiMartino to purchase an aggregate of 200,000 shares of Dreyfus common stock were converted into two options to purchase an aggregate of 176,034 shares of Mellon common stock. These two options expire on November 16, 1999 and August 23, 2000, respectively. In November 1994, Mellon's common stock split in a 3 for 2 proportion, and all shares of Mellon common stock held under the Plan, and all outstanding options, were adjusted accordingly.


         The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Director for any reason, but if that should occur prior to the meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominee or nominees.


         Each Fund has an audit committee comprised of its Directors who are not "interested persons" of the Fund, the function of which is to routinely review financial statements and other audit-related matters as they arise throughout the year. Neither Fund has a standing nominating or compensation committee or any committee performing similar functions. As of January 31, 1995, Mr. Leone owned 2,800 shares of DSM's Common Stock constituting less than 1% of such Fund's outstanding shares. As of such date, no other Nominee, Director or officer owned any shares of either Fund's Common Stock outstanding.


         The Funds typically pay Directors an annual retainer and a per meeting fee ($2,500/$500 for DSMB and $4,500/$500 for DSM) and reimburse them for their expenses. The Chairman of the Board of Directors for each Fund, which position will be held by Mr. DiMartino, if elected, receives an additional 25% in annual retainer and per meeting fees. For each Fund's most recent fiscal year, the number of Board meetings that were held, the schedule of fees payable by the Fund to continuing Directors who are not Nominees and the aggregate amount of compensation received by each such Director from the Fund and all other funds in the Dreyfus Family of Funds for which such person is a Board member are set forth on Exhibit A. The Funds do not pay any other remuneration to their officers and Directors and neither Fund has a bonus, pension, profit-sharing or retirement plan.
                                      3


         The compensation paid to each Nominee who is currently a Director of the Funds for the fiscal year ended November 30, 1994 for DSMB and September 30, 1994 for DSM and the aggregate amount of compensation paid to each such Nominee during calendar year 1994 by all other funds in the Dreyfus Family of Funds for which such Nominee is a Board member were as follows:


                                                                                                               (5)
                                                               (3)                                            TOTAL
                                                            PENSION OR                 (4)                 COMPENSATION
                                       (2)                   RETIREMENT           ESTIMATED             FROM FUND AND
            (1)                     AGGREGATE            BENEFITS ACCRUED        ANNUAL BENEFITS           FUND COMPLEX
      NAME OF BOARD                COMPENSATION          AS PART OF EACH         FROM EACH FUND             PAID TO
    MEMBER AND FUND                FROM EACH FUND*         FUND'S EXPENSES       UPON RETIREMENT          BOARD MEMBER
   ---------------                ----------------        ---------------        ---------------           -----------
Hodding Carter, III                                                                                          $33,625
         DSMB                         $5,000                   None                    None
         DSM                          $7,000                   None                    None
Ehud Houminer                                                                                                $25,701
         DSMB                         $4,082                   None                    None
         DSM                          $4,496                   None                    None
Richard C. Leone                                                                                             $33,125
         DSMB                         $4,500                   None                    None
         DSM                          $6,500                   None                    None
 *Amount does not include reimbursed expenses for attending Board meetings, which amounted to $825 for both Funds for all Directors as a group.



         Mr. DiMartino recently became a Board member of 59 funds in the Dreyfus Family of Funds and he is expected to be proposed for election as a Board member of 32 other funds in the Dreyfus Family of Funds during 1995. Ms. Smith is expected to be proposed for election as a Board member of eight funds in the aggregate in the Dreyfus Family of Funds. It is currently estimated that Mr. DiMartino, who will receive an additional 25% in annual retainer and per meeting fees from those funds for which he holds the position of Chairman, and Ms. Smith will receive from such other funds, as well as from the Funds if each is elected, aggregate compensation of at least $445,000 and $30,000, respectively, for the year ending December 31, 1995. Mr. DiMartino and his family also are entitled to certain health insurance benefits, with a portion of the annual premium, such portion estimated to be approximately $16,500 for calendar year 1995, to be allocated among the funds in the Dreyfus Family of Funds for which he serves as Chairman.


       PROPOSAL 2.RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS
         The Act requires that each Fund's independent auditors be selected by a majority of those Directors who are not "interested persons" (as defined in the Act) of the Fund; that such selection be submitted for ratification or rejection at the Annual Meeting of Stockholders; and that the employment of such independent auditors be conditioned on the right of the Fund, by vote of a majority of its outstanding securities at any meeting called for that purpose, to terminate such employment forthwith without penalty. Each Fund's Board, including a majority of its Directors who are not "interested persons" of such Fund, approved the selection of Ernst & Young LLP (the "Auditors") for such Fund's current fiscal year at a Board meeting held on the date set forth on Exhibit A.
         The selection by the Directors of the Auditors as independent auditors for the current fiscal year is submitted to the stockholders for ratification. Apart from its fees as independent auditors and certain consulting fees, neither the Auditors nor any of its partners has a direct, or material indirect, financial interest in either Fund or Dreyfus.
         The Auditors, a major international independent accounting firm, have been the auditors of each Fund since its inception. Each Fund's Board of Directors believes that the continued employment of the services of the Auditors for the current fiscal year would be in the Fund's best interests.
                                      4
         A representative of the Auditors is expected to be present at the meeting and will have the opportunity to make a statement and will be available to respond to appropriate questions.
EACH FUND'S BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF THE AUDITORS AS INDEPENDENT AUDITORS OF THE FUND.
                      ADDITIONAL INFORMATION
         Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each Fund's investment adviser.


         Prior to commencing operations, each Fund issued 10,000 shares of Common Stock (the "Initial Shares") to Dreyfus, as sponsor, for a $100,000 initial investment pursuant to Section 14(a) of the Act. The Initial Shares issued to Dreyfus by DSM were enrolled in the Fund's dividend reinvestment plan ("DRIP"). A Form 5 for each of the three fiscal years ended 1991, 1992 and 1993 was filed by Dreyfus on November 14, 1994 pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), with respect to shares of DSM issued to Dreyfus pursuant to the DRIP. During those years, Dreyfus was issued shares pursuant to the DRIP in the following number of transactions: fiscal year 1991-26, 1992-26 and fiscal year 1993-24.


         On August 24, 1994, Dreyfus merged with a subsidiary of Mellon Bank, N.A. In connection with the merger, Dreyfus first transferred its Initial Shares for each Fund, together with its DRIP-acquired DSMshares, to its wholly-owned subsidiary, Major Trading Corporation ("MTC"), and the outstanding shares of MTCsubsequently were transferred to MBCInvestment Corp., a wholly-owned subsidiary of Mellon, the parent of Mellon Bank, N.A. A Form 5 reflecting this transfer was filed pursuant to Section 16(a) of the Exchange Act on January 27, 1995 and February 8, 1995, for DSMB and DSM, respectively. In anticipation of, and/or as a result of, the merger of Dreyfus, certain individuals were elected as directors and/or officers of Dreyfus. None of these individuals had any ownership of, or engaged in any transactions with respect to, either Fund's shares at the time each assumed such positions and filed a Form 3 pursuant to Section 16(a) of the Exchange Act. A Form 3 for each of the following individuals was filed on September 28, 1994: Frank V. Cahouet, Barbara F. Casey, Diane M. Coffey, Henry D. Gottmann, Lawrence S. Kash, W. Keith Smith and Paul H. Snyder.






                                OTHER MATTERS
         If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, "abstentions"), the Fund's shares represented thereb y will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business.
         Neither Fund's Board of Directors is aware of any other matters which may come before the meeting. However, should any such matters with respect to one or both Funds properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.
         Each Fund will bear its pro rata share of the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and each Fund may pay persons holding shares of a Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals.
         Stockholders wishing to include proposals in either Fund's proxy statement for such Fund's next Annual Meeting of Stockholders must be sent in writing and received by the Fund no later than October 20, 1995 at the principal executive offices of the Fund at 200 Park Avenue, New York, New
York 10166, Attention: General Counsel.
                                      5
                  NOTICE TO BANKS, BROKER/DEALERS AND
                  VOTING TRUSTEES AND THEIR NOMINEES


         Please advise, as appropriate, Dreyfus Strategic Municipals, Inc., in care of The Bank of New York, Proxy Department, 101 Barclay Street, New York, NY 10203, or Dreyfus Strategic Municipal Bond Fund, Inc., in care of Bank of Boston, Shareholder Services Division, Proxy Department, P.O. Box 17191/M/S: 45-01-02, Boston, MA 02105, whether other persons are the beneficial owners of the shares for which proxies are being solicited, and if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.


Dated: February 21, 1995


                                      6
                               EXHIBIT A
                                 PART I


         Part I sets forth the meeting time and information relevant to the continuing Directors, auditors and number of shares outstanding for each
Fund:


MEETING TIME:
Dreyfus Strategic Municipals, Inc. ("DSM"): 11:45 a.m.
Dreyfus Strategic Municipal Bond Fund, Inc. ("DSMB"): 12:00 Noon

BOARD MEMBERS
NAME, PRINCIPAL OCCUPATION                                                                                        YEAR
AND BUSINESS EXPERIENCE FOR                                                                   DIRECTOR            TERM
PAST FIVE YEARS                                                            AGE                 SINCE            EXPIRES
- -------------------------------                                           ----              ----------         --------
*DAVID W. BURKE                                                            58               DSMB-1994             1996
        Since August 1994, Consultant to Dreyfus. From October                              DSM-1994              1997
        1990 to August 1994, Vice President and Chief Administrative Officer
of Dreyfus. From 1977 to 1990, Mr. Burke was
involved in the management of national television news, as Vice President and
Executive Vice President of ABC News, and subsequently as President of CBS
News. He is also a Board member of 49 other funds in the Dreyfus Family of
Funds. His address is 200 Park Avenue, New York, New York 10166.
HANS C. MAUTNER                                                            57               DSMB-1989             1996
        Chairman, Trustee and Chief Executive Officer of                                    DSM-1987              1997
        Corporate Property Investors, a real estate investment company. Since
January 1986, a Director of Julius Baer Investment
Management, Inc., a wholly-owned subsidiary of Julius Baer Securities, Inc.
He is also a Board member of six other funds in the Dreyfus Family of Funds.
His address is 305 East 47th Street, New York, New York 10017.
JOHN E. ZUCCOTTI                                                           57               DSMB-1989*            1996
        President and Chief Executive Officer of Olympia & York                             DSM-1987              1997
        Companies (U.S.A.) and a member of its Board of Directors since the inception of a Board on July 27, 1993. From 1986 to
1990, he was a partner in the law firm of Brown & Wood, and from 1978 to
1986, a partner in the law firm of Tufo & Zuccotti. First Deputy Mayor of the
City of New York from December 1975 to June 1977, and Chairman of the City
Planning Commission for the City of New York from 1973 to 1975. Mr. Zuccotti is also a Director of Empire Blue Cross & Blue Shield, Catellus Development
Corporation, a real estate development corporation and Diversicare, Inc., a health care services company. He is also a Board member of six other funds in the Dreyfus Family of Funds. His address is 237 Park Avenue, New York, New
York 10017.
- ---------------------
 * "Interested person" as defined in the Act.

                                A-1
                 PERTAINING TO THE BOARD OF EACH FUND
                     *  Number of Board and committee meetings held during
the
last fiscal year: DSMB-9; DSM-9
                     *  Directors, if any, attending fewer than 75%
of all Board and committee meetings held in the
last fiscal year during the period the Director
was in office: DSMB-Mr.Mautner; DSM-Messrs. Houminer and Mautner
.                    *  Rate at which Directors are paid :

         NAME OF FUND                                                      ANNUAL RETAINER/PER MEETING FEE
         DSMB                                                                            $2,500/$500
         DSM                                                                             $4,500/$500
*Compensation Table for the last fiscal year (except as otherwise noted):


                                                                                                               (5)
                                                               (3)                                            TOTAL
                                                            PENSION OR                 (4)                 COMPENSATION
                                       (2)                     RETIREMENT           ESTIMATED             FROM FUND AND
            (1)                     AGGREGATE            BENEFITS ACCRUED        ANNUAL BENEFITS           FUND COMPLEX
  NAME OF CONTINUING               COMPENSATION          AS PART OF EACH          FROM EACH FUND             PAID TO
DIRECTOR AND FUND                FROM EACH FUND*         FUND'S EXPENSES         UPON RETIREMENT          BOARD MEMBER**
   ---------------                ----------------        ---------------        ---------------           -----------
David W. Burke                                                                                               $27,898
         DSMB                          $671                    None                    None
         DSM                           $456                    None                    None
Hans C. Mautner                                                                                              $33,625
         DSMB                         $4,500                   None                    None
         DSM                          $6,500                   None                    None
John E. Zuccotti                                                                                             $33,625
         DSMB                         $5,000                   None                    None
         DSM                          $7,000                   None                    None
- ------------------
 *Amount does not include reimbursed expenses for attending Board meetings, which amounted to $825 for both Funds for all Directors as a group.
**For calendar year 1994.

                          PERTAINING TO AUDITORS
                     * Date Board last approved Auditors: January 30, 1995 SHARES OUTSTANDING AS OF FEBRUARY 8, 1995


                           DSM:   55,629,356.00
                              DSMB: 45,655,224.63




                                   A-2
PART II


         Part II sets forth information relevant to the executive officers of each Fund:

NAME AND POSITION                                                 PRINCIPAL OCCUPATION AND BUSINESS
WITH FUNDS                                 AGE                   EXPERIENCE FOR PAST FIVE YEARS
- ---------------------                     ------             ----------------------------------------
MARIE E. CONNOLLY
President and Treasurer                    37
 President and Chief Operating Officer of Premier
Mutual Fund Services, Inc. ("Premier"), a distributor of mutual funds, and an officer of other investment companies advised or administered by Dreyfus.
From December 1991 to July 1994, she was President and Chief Compliance
Officer of Funds Distributor, Inc., a wholly-owned subsidiary of The Boston
Company, Inc. Prior to December 1991, she served as Vice President and
Controller, and later as Senior Vice President, of The Boston Company
Advisors, Inc.
JOHN E. PELLETIER
Vice President and Secretary                             30
Senior Vice President and General Counsel of
Premier and an officer of other investment companies advised or administered by Dreyfus. From February 1992 to July 1994, he served as Counsel for The
Boston Company Advisors, Inc. From August 1990 to February 1992, he was
employed as an Associate at Ropes & Gray, and prior to August 1990, he was employed as an Associate at Sidley & Austin.
FREDERICK C. DEY
Vice President and Assistant Treasurer                   33
Senior Vice President of Premier and an officer of
other investment companies advised or administered by Dreyfus. From 1988 to
August 1994, he was Manager of the High Performance Fabric Division of
Springs Industries Inc.
ERIC B. FISCHMAN
Vice President and Assistant Secretary                   30
Associate General Counsel of Premier and an officer
of other investment companies advised or administered by Dreyfus. From
September 1992 to August 1994, he was an attorney with the Board of Governors of the Federal Reserve System.
                                A-3
NAME AND POSITION                                                             PRINCIPAL OCCUPATION AND BUSINESS
WITH FUNDS                                              AGE                   EXPERIENCE FOR PAST FIVE YEARS
- ---------------------                                  ------                 ----------------------------------------
JOSEPH S. TOWER, III
Assistant Treasurer                                      32
Senior Vice President, Treasurer and Chief
Financial Officer of Premier and an officer of other investment companies advised or administered by Dreyfus. From July 1988 to August 1994, he was
employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas.
JOHN J. PYBURN
Assistant Treasurer                                      59
Vice President of Premier and an officer of other
investment companies advised or administered by Dreyfus. From 1984 to July
1994, he was Assistant Vice President in the Mutual Fund Accounting
Department of Dreyfus.
PAUL FURCINITO
Assistant Secretary                                      28
Assistant Vice President of Premier and an officer
of other investment companies advised or administered by Dreyfus. From
January 1992 to July 1994, he was a Senior Legal Product Manager and, from
January 1990 to January 1992, a mutual fund accountant, for The Boston
Company Advisors, Inc.
RUTH D. LEIBERT
Assistant Secretary                                      50
Assistant Vice President of Premier and an officer
of other investment companies advised or administered by Dreyfus. From March
1992 to July 1994, she was a Compliance Officer for The Managers Funds, a
registered investment company. From March 1990 until September 1991, she was
Development Director of The Rockland Center for the Arts and, prior thereto, was employed as a Research Assistant for the Bureau of National Affairs.
         The address of each officer of the Fund is 200 Park Avenue, New
York, New York 10166.








                                A-4




1. Election of Directors


FOR ALL Nominees


WITHHOLD authority only
for those Nominee(s) whose
name(s) I have written below.


WITHHOLD authority
for All Nominees


NOMINEES ARE: CLASS I - HODDING CARTER, III, JOSEPH S. DIMARTINO, RICHARD C.
LEONE


NOMINEES ARE: CLASS II - ROBIN A. SMITH


- -----------------------------------------------------------------------------

2. To ratify the selection of the Fund's independent auditors.



    FOR              AGAINST              ABSTAIN


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.


CHANGE OF ADDRESS OR
COMMENTS MARK HERE


X


THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.


Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.


Dated:------------------------------------- ,1995

- -------------------------------------------
Signature(s)

- -------------------------------------------





VOTES MUST BE INDICATED
(X) IN BLACK OR BLUE INK.


(PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.)


DREYFUS STRATEGIC MUNICIPALS, INC.
    The undersigned stockholder(s) of Dreyfus Strategic Municipals, Inc. hereby appoints Robert R. Mullery and Steven F. Newman, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of Dreyfus Strategic Municipals, Inc. standing in the name of the undersigned at the close of business on February 24, 1995 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, commencing at 11:45 a..m. on Friday, March 31, 1995, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.
(Continued and to be dated and signed on the reverse side.)


DREYFUS STRATEGIC MUNICIPALS INC.
P.O. BOX 11989
NEW YORK, N.Y. 10203-0989




                                IMPORTANT
                                ----------
PLEASE ACT PROMPTLY
SIGN, DATE AND MAIL YOUR PROXY CARD(S) TODAY.

No matter how many shares you own, your vote is important. Voting can also help your fund save money. To hold the meeting, a quorum must be represented. Voting today can save your fund the expense of another solicitation for proxies required to achieve a quorum.

FOR DREYFUS SHAREHOLDERS WITH MULTIPLE ACCOUNTS:

For your convenience, and to reduce the Fund's mailing expenses, we have enclosed one proxy card for each of the Dreyfus accounts in your household that have the same taxpayer identification number (i.e. social security), the same zip code and the same type of account. The proxy cards for accounts with different taxpayer identification numbers have been sent under separate cover.

These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.